Exhibit 10(b)

CONSENT OF SHEARMAN & STERLING LLP

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. filed as part of Post-Effective Amendment No. 5 to the Registration Statement (File No. 333-56205) and to the use of our opinion of counsel, incorporated by reference to Exhibit 9 from Post-Effective Amendment No. 7 of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A (File No. 333-85731).

/s/ Shearman & Sterling LLP
Shearman & Sterling LLP
New York, New York September 17, 2003